Exhibit 10.1

Warner Chilcott Limited

Canon’s Court

22 Victoria Street

Hamilton HM12

Bermuda

January 12, 2007

Re: Voting Agreement

Ladies and Gentlemen:

DLJMB Overseas Partners III, C.V., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. hereby agree with Warner Chilcott Limited (the “Company”) not to vote any shares of common stock of the Company beneficially owned by them in excess of 9.99% of the outstanding shares of common stock of the Company.

Sincerely,

DLJ MERCHANT BANKING III, INC., as Managing General Partner on behalf of DLJMB OVERSEAS PARTNERS III, C.V.

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Principal

MBPSLP, Inc., as Special Limited Partner

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Vice President

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on behalf of DLJ OVERSEAS PARTNERS III, C.V.

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Principal

DLJ MERCHANT BANKING III, INC., as

Advisory General Partner on behalf of DLJ

OFFSHORE PARTNERS III-1, C.V. and as

attorney-in-fact for DLJMB III (Bermuda), L.P., as Associate General Partner of DLJ

OFFSHORE PARTNERS III-1, C.V.

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Principal

DLJ MERCHANT BANKING III, INC., as

Advisory General Partner on behalf of DLJ

OFFSHORE PARTNERS III-2, C.V. and as

attorney-in-fact for DLJMB III (Bermuda), L.P., as Associate General Partner of DLJ

OFFSHORE PARTNERS III-2, C.V.

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Principal

DLJ MB PARTNERS III GmbH & Co. KG
By:	DLJ Merchant Banking III, Inc., the General Partner of D:K Merchant Banking III, L.P., its Managing Limited Partner

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Principal

By:	DLJ MB GmbH, as General Partner

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Director

MILLENNIUM PARTNERS II, L.P.
By:	DLJ Merchant Banking III, L.P., its Managing General Partner

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Principal

DBP III PLAN INVESTORS, L.P.
By:	DLJ LBO Plans Management Corporation
II, its General Partner

By:	/s/ Michael Isikow
Name: Michael Isikow
Title: Vice President

Accepted as of the date

first above mentioned

Warner Chilcott Limited

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President & Chief Financial Officer

3